Supplement dated March 8, 2019
to the Statement of Additional Information (SAI), dated March 1, 2019, as supplemented, for the following funds (the Funds):
Fund
Columbia Funds Series Trust I
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Columbia Strategic California Municipal Income Fund
Columbia Strategic New York Municipal Income Fund
Effective May 14, 2019 (the Effective Date), the names of the Funds listed below will change as indicated in the table below. Accordingly, on the Effective Date, all references to current names in the SAI will be deleted and replaced with the new names.
Current Fund Names	New Fund Names Effective May 14, 2019
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	Columbia Connecticut Intermediate Municipal Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund	Columbia Intermediate Municipal Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund	Columbia New York Intermediate Municipal Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	Columbia Oregon Intermediate Municipal Bond Fund
Effective immediately, the following information is added after the section “Taxation – Other Reporting and Withholding Requirements” of the SAI.
Special Tax Considerations Pertaining to State Municipal Bond Funds
The following summaries of certain tax considerations relating to the state municipal bond funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state municipal bond fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state municipal bond fund.
Tax Considerations of Modifications to the State Municipal Bond Funds with respect to AMT
On December 22, 2017, H.R. 1, informally titled the Tax Cuts and Jobs Act (the “TCJA”), was enacted. The TCJA made major changes to the Internal Revenue Code of 1986, as amended (the “Code”), including changes to the alternative minimum tax (the “AMT”) under Section 55 of the Code and certain other related sections of the Code. Pursuant to the TCJA, the AMT no longer applies to corporate taxpayers, but applies only to taxpayers other than corporations. For taxpayers that are individuals, the TCJA temporarily (i) increases the “exemption amount,” as defined in Section 55(d)(1) of the Code (the “Exemption Amount”); and (ii) increases the income thresholds where the Exemption Amount begins to be reduced under Section 55(d)(2) of the Code (the “Phase-Out Amount”). Both of these changes mean that fewer taxpayers that are individuals will be subject to the AMT for taxable years beginning after 2017 and before 2026. The TCJA does not increase the Exemption Amount or the Phase-Out Amount for estates or trusts.
Each of Strategic California Municipal Income Fund, Strategic New York Municipal Income Fund and, effective on or around May 14, 2019, the other state-specific municipal bond funds may invest up to 20% of its net assets in securities whose income is subject to the federal AMT. Many aspects of the TCJA remain uncertain, and additional administrative guidance will be required in order to fully evaluate the effect of many provisions. The effect of any technical corrections with respect to the TCJA could have an adverse effect on municipal bond funds and investors in such funds. Furthermore, certain states impose an alternative minimum tax at the state level that is not affected by the TCJA.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_022_(03/19)